UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2016

NOTIS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Lock-Up Agreement

On April 28, 2016, the Company and Investors holding 100% of the Company’s convertible debt instruments, as defined below, entered into a Lock-Up Agreement. The Lock-Up Agreement is made in connection with the 10% Convertible Debentures due pursuant to (1) that certain Securities Purchase Agreement dated July 21, 2014, as amended, (2) that certain Securities Purchase Agreement dated August 14, 2015, (3) that certain 10% Convertible Debenture dated July 10, 2015, and (4) that certain Securities Purchase Agreement dated February 18, 2016, and to each of the Debentures underlying each of (1), (2) and (4) (each, with (3), a “First Investor Debenture,” in the aggregate, the “First Investor Debentures”) issued by the Company to that certain First Investor and retained by that certain First Investor as of the date thereof.

The Lock-Up Agreement is also made in connection with the 10% Convertible Debentures due pursuant to (1) that certain Securities Purchase Agreement dated September 19, 2014, as amended, (2) that certain Securities Purchase Agreement dated August 20, 2015, as amended, (3) those certain assigned debentures assigned on or about January 21, 2016, and (4) that certain Securities Purchase Agreement dated April 13, 2016, and to each of the Debentures underlying each of (1), (2) and (4) (each, with (3), a “Second Investor Debenture,” in the aggregate, the “Second Investor Debentures”) issued by the Company to that certain Second Investor, or assigned thereto, and retained by that certain Second Investor as of the date thereof.

Pursuant to the terms of the Lock-Up Agreement, those certain Investors described above agree that from May 2, 2016 through and including May 13, 2016 (the “Restriction Period”), the Investors will not (1) sell, transfer or otherwise dispose of any shares of Common Stock of the Company or any options or other rights to purchase shares of Common Stock which the Investor owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all stockholders of the Company in connection with merger, consolidation or similar transaction involving the Company, and (2) assign or transfer any of the First Investor Debentures or Second Investor Debentures, unless the recipient of such First Investor Debentures or Second Investor Debentures undertakes to comply with the terms of this Lock-up Agreement. The Company sought this concession from its Investors while it considers certain options with respect to its efforts to raise additional capital to fund its operations.

The above description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of Lock-Up Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIS GLOBAL, INC.

Dated: May 2, 2016	By:	/s/ Jeffrey Goh
Jeffrey Goh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Lock-Up Agreement